                                                                 EXHIBIT 10.1.12


                            CONFIDENTIALITY STATEMENT


The Party receiving this Motorola Proposal understands and agrees that it (i) is MOTOROLA CONFIDENTIAL AND PROPRIETARY, (ii) is provided in response to the receiving party's request, (iii) is for internal use only as necessary for evaluation in deciding whether to purchase Motorola product described herein,
(iv) is to be given strict confidential treatment, and (v) is subject to the terms and conditions of the parties prior non-disclosure agreement (if there is any conflict the terms of the non-disclosure agreement shall apply). Evaluation of this proposal evidences agreement to:

           1. Disclose or disseminate the material in this Proposal only to those employees who have a need to know and who have been advised of its confidentiality.

           2.    Protect the confidentiality of this Proposal.

           3. Limit access to the material to the maximum reasonable extent.

           4. Take all reasonable steps to assure all employees abide fully with this statement.

           5. Return immediately the original Proposal and destroy all copies of the Proposal immediately upon Motorola's request.


* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TABLE OF CONTENTS
SECTION 1      EXECUTIVE OVERVIEW......................................................1-1

SECTION 2      [ * ] PRICING PROGRAM DESCRIPTION.......................................2-1

SECTION 3      PROPOSAL TERMS AND CONDITIONS...........................................3-1

EXHIBIT A      [ * ] SUPPORT "SERVICE LEVEL AGREEMENT"
               BETWEEN MOTOROLA/[ * ] AND NEXTEL.......................................A-1

EXHIBIT B      EXAMPLE iDEN INFRASTRUCTURE PRICE BOOK SECTIONS 1F AND 1G

EXHIBIT 1      EXAMPLE FULL PARM RECALCULATION AND VLR UPLIFT SCHEDULE

EXHIBIT 2      EXAMPLE PARAMETER RECALCULATION PROCESS DRAFT V1.0




Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SECTION 1
EXECUTIVE OVERVIEW

           Motorola is pleased to offer Nextel a new [ * ] Pricing program. Motorola has accepted the challenge to come up with a plan to help relieve some of Nextel's financial obligation for future core capacity upgrades and port expansions.

           Motorola's answer is a [ * ] Pricing Program, which provides Nextel new, significantly lower [ * ] pricing ([ * ]).

           The program offers two options. Both offer, lower [ * ] pricing, lower price for the core capacity upgrade path through [ * ], and guarantees against unforeseen incidental future hardware costs that may appear as the product matures.

           IN ADDITION TO THE REDUCED PRICE [ * ], ADDITIONAL COST REDUCTIONS ON OTHER [ * ] COMPONENTS WILL BE PROVIDED AS PART OF THE PROGRAM.

               HIGHLIGHTS:

                -       [ * ]

           Motorola has also committed to continue periodic price reductions based upon Nextel's purchase volume of [ * ] equipment.

           Please review the program description in section 2 for more details on components covered, pricing, effective dates and additional considerations.





Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SECTION 2
[ * ] PRICING PROGRAM DESCRIPTION

Presented in this section is Motorola's [ * ] Pricing Program which describes two options. These two options offer changes in pricing for new and existing [ * ] along with pricing reductions for [ * ], and a schedule projecting future price reductions. Only one of the two options can be chosen which will then be applied to all future expansion equipment as described in the body of the proposal. [ * ]. New full [ * ] may either be included in the program or excluded from the program and purchased at the then-current price book price.

1.      EXISTING [ * ]

1.1     Option 1:

1.1.1   Overview / pricing:

        [Details of Option 1 Intentionally Omitted Since Option 2 was selected by Nextel]

1.1.2   Qualifications, exclusions and pricing details:

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]

1.1.3   Effective date and payment terms:

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]




Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        Miscellaneous

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]

1.2     Option 2:

1.2.1   Overview / pricing: [ * ]

        [ * ]



Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

             Preliminary [MSC PER-PORT] Pricing Program Description


1.2.2    Qualifications, exclusions and pricing details:

         [ * ]

1.2.3    Effective date and payment terms:

         - Option 2 pricing for [ * ] will be implemented effective January 1, 2001.

1.2.4    Miscellaneous:

"Core" capacity will be added on an as-needed basis. Capacity additions will be based on Nextel's reasonable growth plans and standard operational rules [ * ] as mutually agreed to by Nextel and Motorola. Motorola will work with Nextel to ensure that capacity additions are performed [ * ]

Nextel will determine the requirement for a core capacity upgrade to each switch based on the projected demand. [ * ]

[ * ]
[ * ]

[ * ]


[ * ]


        Note: Total count calculated including corresponding extension registers.

Motorola and Nextel will continue to collaborate on the development and usage of optimization tools to identify and implement market level configuration improvements. If situations should occur which indicate a market to be significantly sub-optimized, Motorola may request Nextel's support in resolving the issue prior to an upgrade being scheduled.

[ * ]


2.      [ * ]

2.1 Pricing for [ * ] (from the iDEN(R) Infrastructure Price Book, [ * ]). After the purchase of a new [ * ], Nextel will have the option of expanding the [ * ] under the terms of the selected upgrade option.

2.1.1   Expansion of [ * ] - with Option 1:



Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]


2.1.1.1 Qualifications, exclusions and pricing details:

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]

2.1.1.2 Miscellaneous:

        [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]



2.1.2   Expansion of [ * ] - with Option 2: [ * ]

2.1.2.1 Qualifications, exclusions and pricing details:

        [ * ]

2.1.2.2 Miscellaneous:

        - Capacity Additions

        Reference Section 1.2.4.

2.2 Effective date: The [ * ] pricing proposed here applies to [ * ] shipped after January 1, 2001.

2.3     [ * ] PRICING

2.3.1   Overview / pricing: [ * ]

2.3.2   Effective date: The revised [ * ] will go into effect on January 1,
        2001.

2.4     LPP PRICE REDUCTION

2.4.1   Overview / pricing: [ * ]

2.4.2 Effective date: [ * ] after January 1, 2001 will be included in this program.



2.5     FUTURE PRICE REDUCTION SCHEDULE

2.5.1 In addition to the significant price reductions described above, future price reductions are anticipated. These discounts will impact all [ * ] products (excluding [ * ] which has

Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        a unique price reduction curve). Future price reductions will be based on Nextel's purchase volume of [ * ] products per the table below.


--------------------------------------------------------------------------------
                                                 Option 1          Option 2
                                                [ * ] Price      [ * ] Price
Current (effective January 1, 2001)                 (1)             $[ * ]
$[ * ] additional shipments                         (1)             $[ * ]
$[ * ] additional shipments                         (1)             $[ * ]
$[ * ] additional shipments                         (1)             $[ * ]
--------------------------------------------------------------------------------

        (1) [Details of Option 1 Intentionally Omitted Since Option 2 was Selected by Nextel]

        Equipment not covered by the above schedule will receive [ * ] is reached. Firm pricing for each item will be published in the then current iDEN Infrastructure Price Book.


2.6      ADDITIONAL CONSIDERATIONS

2.6.1    [ * ]

2.6.2 If the [ * ] products fail to meet the currently stated [ * ] The above applies to U.S. locations only.

         Reference the attached support plan from [ * ].



2.6.3    [ * ]


Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ACCEPTANCE OF THE MOTOROLA NEW SWITCH PRICING OPTION #1 PROPOSAL 700.2033E

[Details of Option 1 Intentionally Omitted Since Option 2 was Selected by
Nextel]



Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

             Preliminary [MSC PER-PORT] Pricing Program Description


ACCEPTANCE OF THE MOTOROLA NEW SWITCH PRICING OPTION #2 PROPOSAL 700.2033E

By signature hereto, Nextel Inc. accepts the terms and conditions of the Option #2 reflected in this Proposal 700.2033E ("Proposal") and such Proposal shall be incorporated by reference into the [ * ] Supply Agreement between the parties.

Accepted By:
Nextel, Inc.                                Motorola, Inc.
 /s/  Thomas J. Sidman (Signature)           /s/ Charles F. Wright (Signature)
----------------------                      -----------------------
(Authorized Signatory)                      (Authorized Signatory)

                              (Name)        Charles F.Wright              (Name)
------------------------------                              --------------


   Senior Vice President       (Title)      Senior Vice President and General Mgr.(Title)
-------------------------------


     December 28, 2000          (Date)       December 28, 2000      (Date)
-------------------------------             ------------------------


    --------------------------
    (R)Reg. U.S. Pat. & Tm. Off.




Confidental: Use or disclosure of this document is subject to the restriction on the Confidentialilty Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SECTION 3
                          Proposal Terms and Conditions

        The terms and conditions of this Proposal 700.2033E are as follows:

        -       [ * ]

        - Payment terms for a new System or System Expansion shall be in accordance with the milestones defined in with the Motorola/Nextel Supply Agreement or as specifically defined herein.

        -       FOB Point: Origin.

        - All other expansion equipment described herein is considered Other Equipment and Other Software, respectively, in accordance with the Motorola/Nextel Supply Agreement, as amended.

        - Delivery date of the equipment will be confirmed upon receipt of Nextel's Purchase Order.

        -       [ * ]

        - [ * ] Because each system is unique, Motorola disclaims liability for range, coverage or operation of the system as a whole, except by a separate written agreement signed by an officer of Motorola.

        -       [ * ]

        - All terms and conditions of the Motorola/Nextel Supply Agreement, as amended, shall apply to any resultant Purchase Order and shall supersede and replace any preprinted terms and conditions contained on said Purchase Order.

        - The price and delivery information contained in this Proposal is valid for [ * ] from the date of this Proposal.

        In order to expedite processing of your Purchase Order, please insure that your Purchase Order is executed by an authorized representative of Nextel and that the following information is contained on the face of the Purchase Order:

        1. "This Purchase Order is issued in accordance with Motorola Proposal number 700.2033E, which is incorporated herein by reference. The terms of said Proposal shall supersede and replace any preprinted terms and conditions contained herein."

        2. Description of equipment and services, quantity, unit prices and extended price as detailed above.


Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        3. "Ship to" (include attention name and phone number) and "bill to" addresses along with requested ship date.




Confidential: Use or disclosure of this document is subject to the restriction on the Confidentiality Statement.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A
[ * ] SUPPORT "SERVICE LEVEL AGREEMENT"
BETWEEN MOTOROLA/[ * ] AND NEXTEL

As a customer of Motorola, purchasing [ * ], Nextel will receive the following support services. These services will be provided as deliverables of Motorola's "Software Maintenance Program" (SMP).


1.      NETWORK PLANNING SUPPORT

        - Motorola/[ * ] will provide weekly Exception Report and Monthly Performance Monitoring Reports to Nextel. Reports will remain consistent with the current structure.

        - Motorola/[ * ] will provide national network planning assistance which may include: analysis of signaling loads, message routing, development of strategies to improve signaling performance, review of new and current features and recommendations for implementation, gathering traffic call patterns and creating models of patterns, periodic review of network traffic patterns, review of plans for HLR sharing and market growth projections, review of HLR/SMS/VMS usage patterns, recommendations for modified topologies and migration strategies.

2.      TOOLS

        - Motorola/[ * ] will provide an automated tool which will allow Nextel to model the impact of call model and network design changes on the performance of the [ * ] layer of their network. While this tool is still under development, the requirements of this tool have been shared with Nextel (document titled "CM Capacity Tool Requirements"). Delivery and functionality of this tool to be mutually agreed to by Motorola and Nextel.

3.      SOFTWARE SUPPORT

        - Software upgrades for [ * ] is included per the current SMP agreement.

        MID WEEK UPGRADES

                In order to help facilitate the software upgrade process, Nextel and Motorola have mutually agreed to allow selected software upgrades to occur mid-week per the below guidelines:

        NOTE: Mid-week ONPs are defined as Wednesday and Thursday; [ * ] will do no applications on Sunday, Monday, or Tuesday.

        -       [ * ]

        -       [ * ]

        - Mid-week ONPs are intended for sites taking a software upgrade, not undergoing a processor card change-out.

* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        -       Sites taking MMU concurrent with ONP are ok for mid-week ONP.

        -       Sites requiring memory add are ok for mid-week ONP.

        -       [ * ]

        -       [ * ] deployment upgrades will be WEEKEND, not mid-week.

        -       [ * ]

        -       [ * ]

        -       [ * ]

4.      TECHNICAL SUPPORT

        - [ * ] Emergency Technical Assistance Support will be available to Nextel to resolve significant network performance issues.

5.      PARAMETER RECALCULATION

        - [ * ] The parameter recalculations will be mutually managed between Nextel Service Deployment and Motorola Release Deployment. The rollout plan for Parameter Recalculations will be determined between Nextel and Motorola [ * ] or other specific needs. Motorola Release Deployment Management will keep the master Parameter Recalculation schedule and will update said schedule on a periodic basis. The then-current schedule will be mutually available to both Nextel and Motorola (see Exhibit 1 for an example schedule). The update process shall be documented in a process map controlled by Motorola Release Deployment Management which will be updated as necessary (see Exhibit 2 for an example process map).

6.      EQUIPMENT DELIVERY

        STANDARD LEAD TIMES

        -       Standard equipment delivery shall be [ * ]

        EXPEDITED LEAD TIMES

        -       [ * ]

        -       [ * ]

7.      PRODUCTION CAPACITY

        Based on Nextel's current 2001 forecast, Motorola expects no production capacity issues which would prevent Motorola from fulfilling Nextel's requirements for general released product, barring material shortages or other unforeseen events, and assuming that purchase orders are received within published lead times.

8.      INSTALLATION AND INTEGRATION

        Below are typical installation rates for the following upgrades (continental U.S. on a nationwide basis):


* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

    [ * ]

    All the above upgrades can be addressed concurrently on a monthly basis.

    The above installation rates should be considered typical. [ * ]





* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B



                                        [ * ]



* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT 1



                                      [ * ]



* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT 2



                                      [ * ]




* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.